EXHIBIT 10.5

EXECUTION COPY

ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES AGREEMENT

This is an Assignment of Representations and Warranties Agreement (the “Agreement”) made as of the 21st day of September, 2012, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Christiana Trust, a division of Wilmington Savings Fund Society, FSB, a federal savings bank, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of September 1, 2012 (the “Pooling and Servicing Agreement”), and PrimeLending, a PlainsCapital Company, a Texas corporation (“PrimeLending”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) are subject to the terms of the Flow Mortgage Loan Purchase and Sale Agreement dated as of January 30, 2011, between Assignor and PrimeLending (the “Purchase Agreement”) as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment

1.            Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

2.            Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, Depositor is released from all obligations under the Purchase Agreement, and Assignee hereby accepts such assignment from Depositor.

3.            PrimeLending hereby acknowledges the foregoing assignments.

Representations and Warranties

4.            Assignor warrants and represents to, and covenants with, Depositor, Assignee and PrimeLending as of the date hereof that:

(a)         Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)         Assignor is the lawful owner of its interests and rights under the Purchase Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of the representations and warranties to Assignee as contemplated herein, Assignee shall have good title to such representations and warranties under the Purchase Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)         There are no offsets, counterclaims or other defenses available to PrimeLending with respect to the Purchase Agreement;

(d)         Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Purchase Agreement;

(e)         Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

5.            Depositor warrants and represents to, and covenants with, Assignor, Assignee and PrimeLending that as of the date hereof:

(a)         Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

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(b)         Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)         No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

6.            Assignee warrants and represents to, and covenants with, Assignor, Depositor and PrimeLending that as of the date hereof:

(a)         Assignee is a federal savings bank duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)         Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

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7.            PrimeLending warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

(a)         Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)         PrimeLending is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

(c)         PrimeLending has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of PrimeLending’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of PrimeLending’s charter or by-laws or any legal restriction, or any material agreement or instrument to which PrimeLending is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which PrimeLending or its property is subject. The execution, delivery and performance by PrimeLending of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of PrimeLending. This Agreement has been duly executed and delivered by PrimeLending and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of PrimeLending enforceable against PrimeLending in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)         No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by PrimeLending in connection with the execution, delivery or performance by PrimeLending of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated PrimeLending Representations and Warranties

8.           Pursuant to Section 32(d) of the Purchase Agreement, PrimeLending hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement as of the related Closing Date and (b) the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement as of the date hereof, as if such representations and warranties were set forth herein in full.

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In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under the Purchase Agreement, including, without limitation, the right to compel PrimeLending to repurchase Mortgage Loans pursuant to Section 7.03 of the Purchase Agreement, subject to the provisions of Section 10.

Recognition of Assignee

9.             From and after the date hereof, subject to Section 10 below, PrimeLending shall recognize Assignee as owner of the Mortgage Loans and will perform its obligations hereunder for the benefit of the Assignee in accordance with the Purchase Agreement, as modified hereby or as may be amended from time to time, as if Assignee and PrimeLending had entered into a separate purchase agreement for the purchase of the Mortgage Loans in the form of the Purchase Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.

Enforcement of Rights

10.           (a)          Controlling Holder Rights. PrimeLending agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will exercise all of Assignee's rights as Purchaser under the following section of the Purchase Agreement:

Purchase Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase and Substitution

(b)         If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights that are to be exercised by the Controlling Holder pursuant to Section 10(a) shall be exercised by Assignee.

Amendments to Purchase Agreement

11.           The parties agree that the Purchase Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

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(a)           Definitions.

(i)          The definitions of “Arbitration,” “Business Day” and “Repurchase Price” set forth in Section 1 of the Purchase Agreement shall be deleted and replaced in their entirety as follows:

Arbitration: Arbitration in accordance with the then governing Commercial Arbitration Rules of the American Arbitration Association and administered by the American Arbitration Association, which shall be conducted in New York, New York or other place mutually acceptable to the parties to the arbitration.

Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Delaware, Maryland, Minnesota, Missouri, New York or Texas, (iii) a day on which banks in the states of California, Delaware, Maryland, Minnesota, Missouri, New York or Texas, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Interest Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held for future distribution in connection with such Mortgage Loan.

(b)           The following sentence shall be added as the new third sentence of Subsection 7.03(a):

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

(c)           The rights under the Purchase Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement as amended by this Agreement.

Miscellaneous

12.          All demands, notices and communications related to the Mortgage Loans, the Purchase Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

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(a)          In the case of PrimeLending,

PrimeLending, a PlainsCapital Company

18111 Preston Road, Suite 900

Dallas, Texas 75252

Attention: Mr. Scott Eggen, SVP

Phone: 972-248-7866

with a copy to the General Counsel at the same address

(b)          In the case of Assignee,

Christiana Trust, a division of Wilmington Savings Fund Society, FSB

500 Delaware Avenue, 11th Floor

Wilmington, Delaware, 19801

Attention: Corporate Trust

(c)          In the case of Depositor,

Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(d)          In the case of Assignor,

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(e)          In the case of Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone number: (410) 884-2000

Facsimile number: (410) 715-2380

Attention: Client Manager — Sequoia Mortgage Trust 2012-4

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(f)           In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

13.          This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

14.          No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

15.          This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or PrimeLending may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or PrimeLending, respectively, hereunder.

16.          This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Purchase Agreement.

17.          This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

18.         The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. PrimeLending hereby consents to such exercise and enforcement.

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19.          It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Christiana Trust, a division of Wilmington Savings Fund Society, FSB (“Christiana Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by Christiana Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Christiana Trust, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Christiana Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Assignor under the Purchase Agreement, as modified or supplemented by this Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

20.          Master Servicer. PrimeLending hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of PrimeLending hereunder and under the Purchase Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Purchase Agreement.

PrimeLending shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.

San Francisco, California

ABA# 121-000-248

Account #3970771416

Account Name: SAS Clearing

FFC: Account #48174300, Sequoia Mortgage Trust 2012-4 Distribution Account

21.         PrimeLending acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Notwithstanding Section 10 of the Purchase Agreement, PrimeLending shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Purchase Agreement.

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22.          Rule 17g-5 Compliance. PrimeLending hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2012-4” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify PrimeLending in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. PrimeLending shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 22 prohibit or restrict oral or written communications, or providing information, between PrimeLending, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to PrimeLending or (ii) such Rating Agency’s or NRSRO’s evaluation of PrimeLending’s operations in general; provided, however, that PrimeLending shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION CORPORATION
Assignor

By:	/s/ John Isbrandtsen
Name:	John Isbrandtsen
Title:	Authorized Officer

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:	/s/ John Isbrandtsen
Name:	John Isbrandtsen
Title:	Authorized Officer

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Trustee,
Assignee

By:	/s/ Doris J. Krick
Name:	Doris J. Krick
Title:	Vice President

PRIME LENDING, A PLAINSCAPITAL COMPANY

By:	/s/ Scott Eggen
Name:	Scott Eggen
Title:	SVP Capital Markets

Accepted and agreed to by:

WELLS FARGO BANK, N.A.
Master Servicer

By:	/s/ Graham M. Oglesby
Name:	Graham M. Oglesby
Title:	Vice President

Signature Page – Assignment of Representations and Warranties – PrimeLending (SEMT 2012-4)

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Originator	Loan Group	Loan Number	Amortization Type	Lien Position
1	1000383	0.002500			1000536	Prime Lending		2001709489	1	1
2	1000383	0.002500			1000536	Prime Lending		2027602294	1	1
3	1000383	0.002500			1000536	Prime Lending		2036607224	1	1
4	1000383	0.002500			1000536	Prime Lending		2036608279	1	1
5	1000383	0.002500			1000536	Prime Lending		2044602679	1	1
6	1000383	0.002500			1000536	Prime Lending		2047601670	1	1
7	1000383	0.002500			1000536	Prime Lending		2073604580	1	1
8	1000383	0.002500			1000536	Prime Lending		2076600957	1	1
9	1000383	0.002500			1000536	Prime Lending		2108600803	1	1
10	1000383	0.002500			1000536	Prime Lending		2117602557	1	1
11	1000383	0.002500			1000536	Prime Lending		2117602725	1	1
12	1000383	0.002500			1000536	Prime Lending		2133601491	1	1
13	1000383	0.002500			1000536	Prime Lending		2136601595	1	1
14	1000383	0.002500			1000536	Prime Lending		2153601840	1	1
15	1000383	0.002500			1000536	Prime Lending		2156601329	1	1
16	1000383	0.002500			1000536	Prime Lending		2204600527	1	1
17	1000383	0.002500			1000536	Prime Lending		2244701865	1	1
18	1000383	0.002500			1000536	Prime Lending		2251600072	1	1
19	1000383	0.002500			1000536	Prime Lending		2278600285	1	1
20	1000383	0.002500			1000536	Prime Lending		2333600186	1	1
21	1000383	0.002500			1000536	Prime Lending		2333600195	1	1
22	1000383	0.002500			1000536	Prime Lending		2333600201	1	1
23	1000383	0.002500			1000536	Prime Lending		2333600242	1	1
24	1000383	0.002500			1000536	Prime Lending		3092606400	1	1
25	1000383	0.002500			1000536	Prime Lending		3726601091	1	1
26	1000383	0.002500			1000536	Prime Lending		6007600139	1	1
27	1000383	0.002500			1000536	Prime Lending		6026600079	1	1
28	1000383	0.002500			1000536	Prime Lending		6027600040	1	1
29	1000383	0.002500			1000536	Prime Lending		7102600184	1	1
30	1000383	0.002500			1000536	Prime Lending		10831100009	1	1
31	1000383	0.002500			1000536	Prime Lending		20011100639	1	1
32	1000383	0.002500			1000536	Prime Lending		20011101013	1	1
33	1000383	0.002500			1000536	Prime Lending		20011101134	1	1
34	1000383	0.002500			1000536	Prime Lending		20031100120	1	1
35	1000383	0.002500			1000536	Prime Lending		20171100725	1	1
36	1000383	0.002500			1000536	Prime Lending		20271100008	1	1
37	1000383	0.002500			1000536	Prime Lending		20361100034	1	1
38	1000383	0.002500			1000536	Prime Lending		20391100134	1	1
39	1000383	0.002500			1000536	Prime Lending		20631101987	1	1
40	1000383	0.002500			1000536	Prime Lending		20631102057	1	1
41	1000383	0.002500			1000536	Prime Lending		20631102242	1	1
42	1000383	0.002500			1000536	Prime Lending		20631102391	1	1
43	1000383	0.002500			1000536	Prime Lending		20731100233	1	1
44	1000383	0.002500			1000536	Prime Lending		20731100288	1	1
45	1000383	0.002500			1000536	Prime Lending		20881100256	1	1
46	1000383	0.002500			1000536	Prime Lending		20981100041	1	1
47	1000383	0.002500			1000536	Prime Lending		21051100385	1	1
48	1000383	0.002500			1000536	Prime Lending		21211100006	1	1
49	1000383	0.002500			1000536	Prime Lending		21351100456	1	1
50	1000383	0.002500			1000536	Prime Lending		21351100595	1	1
51	1000383	0.002500			1000536	Prime Lending		21391100375	1	1
52	1000383	0.002500			1000536	Prime Lending		21411100303	1	1
53	1000383	0.002500			1000536	Prime Lending		21501100093	1	1
54	1000383	0.002500			1000536	Prime Lending		21551100035	1	1
55	1000383	0.002500			1000536	Prime Lending		21931100027	1	1
56	1000383	0.002500			1000536	Prime Lending		22751100005	1	1
57	1000383	0.002500			1000536	Prime Lending		22831100243	1	1
58	1000383	0.002500			1000536	Prime Lending		22841100395	1	1
59	1000383	0.002500			1000536	Prime Lending		22901100323	1	1
60	1000383	0.002500			1000536	Prime Lending		23181100035	1	1
61	1000383	0.002500			1000536	Prime Lending		30521100646	1	1
62	1000383	0.002500			1000536	Prime Lending		30521100653	1	1
63	1000383	0.002500			1000536	Prime Lending		30521100654	1	1
64	1000383	0.002500			1000536	Prime Lending		36791100059	1	1
65	1000383	0.002500			1000536	Prime Lending		37221100445	1	1
66	1000383	0.002500			1000536	Prime Lending		37221100538	1	1
67	1000383	0.002500			1000536	Prime Lending		37261100195	1	1
68	1000383	0.002500			1000536	Prime Lending		2117602442	1	1
69	1000383	0.002500			1000536	Prime Lending		2117602852	1	1
70	1000383	0.002500			1000536	Prime Lending		22701100164	1	1
71	1000383	0.002500			1000536	Prime Lending		21771100291	1	1

	11	12	13	14	15	16	17	18	19	20
	HELOC Indicator	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)
1	0	9						1	0	0
2	0	7						1	0	0
3	0	9						1	4	0
4	0	9						1	4	0
5	0	7						1	4	0
6	0	7						1	4	0
7	0	7						1	4	0
8	0	9						1	4	0
9	0	7						1	4	0
10	0	3						1	4	0
11	0	3						1	4	0
12	0	9						1	4	0
13	0	9						1	4	0
14	0	9						1	0	0
15	0	9						1	4	0
16	0	7						1	4	0
17	0	9						1	0	0
18	0	9						1	0	0
19	0	9						1	0	0
20	0	7						1	0	0
21	0	7						1	0	0
22	0	7						1	0	0
23	0	7						1	4	0
24	0	7						1	0	0
25	0	9						1	0	0
26	0	7						1	4	0
27	0	9						1	0	0
28	0	9						1	0	0
29	0	7						1	4	0
30	0	3						1	0	0
31	0	7						1	0	0
32	0	9						1	0	0
33	0	9						1	0	0
34	0	7						1	0	0
35	0	9						1	0	0
36	0	9						1	0	0
37	0	7						1	4	0
38	0	9						1	4	0
39	0	9						1	4	0
40	0	7						1	0	0
41	0	7						1	4	0
42	0	7						1	4	0
43	0	9						1	4	0
44	0	9						1	4	0
45	0	7						1	0	0
46	0	9						1	4	0
47	0	3						1	4	0
48	0	9						1	4	0
49	0	9						1	0	0
50	0	9						1	0	0
51	0	9						1	4	0
52	0	3						1	0	0
53	0	7						1	4	0
54	0	7						1	0	0
55	0	9						1	4	0
56	0	7						1	0	0
57	0	7						1	0	0
58	0	7						1	4	0
59	0	7						1	4	0
60	0	7						1	0	0
61	0	7						1	4	0
62	0	7						1	0	0
63	0	7						1	0	0
64	0	9						1	0	0
65	0	7						1	0	0
66	0	9						1	0	0
67	0	9						1	0	0
68	0	9						1	4	0
69	0	9						1	4	0
70	0	9						1	4	0
71	0	3						1	0	0

	21	22	23	24	25	26	27	28	29	30
	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity
1				0.00		20120817	544400.00	0.042500	360	360
2				0.00		20120710	617000.00	0.043750	360	360
3				0.00		20120710	1550000.00	0.040000	360	360
4				0.00		20120810	1063450.00	0.043750	360	360
5				0.00		20120821	564000.00	0.045000	360	360
6				0.00		20120801	549000.00	0.043750	360	360
7				0.00		20120827	799950.00	0.045000	360	360
8				0.00		20120718	775400.00	0.043750	360	360
9				0.00		20120731	990000.00	0.042500	360	360
10				0.00		20120822	625000.00	0.041250	360	360
11				0.00		20120810	1065000.00	0.040000	360	360
12				0.00		20120814	607500.00	0.042500	360	360
13				0.00		20120824	961200.00	0.041250	360	360
14				0.00		20120709	649150.00	0.042500	360	360
15				0.00		20120806	857000.00	0.043750	360	360
16				0.00		20120912	1500000.00	0.038750	360	360
17				99000.00		20120824	791000.00	0.040000	360	360
18				0.00		20120807	592000.00	0.045000	360	360
19				0.00		20120329	1406400.00	0.045000	360	360
20				0.00		20120801	756000.00	0.041250	360	360
21				0.00		20120731	485000.00	0.038750	360	360
22				0.00		20120730	920000.00	0.040000	360	360
23				0.00		20120831	560000.00	0.036250	360	360
24				0.00		20120930	700000.00	0.042500	360	360
25				100000.00		20120730	782000.00	0.041250	360	360
26				0.00		20120713	510000.00	0.042500	360	360
27				0.00		20120720	929000.00	0.043750	360	360
28				0.00		20120710	619000.00	0.042500	360	360
29				0.00		20120801	1095250.00	0.043750	360	360
30				0.00		20120709	593000.00	0.041250	360	360
31				0.00		20120706	600000.00	0.041250	360	360
32				0.00		20120808	1138000.00	0.043750	360	360
33				0.00		20120824	523000.00	0.041250	360	360
34				0.00		20120822	614000.00	0.042500	360	360
35				0.00		20120719	702000.00	0.043750	360	360
36				0.00		20120702	646650.00	0.041250	360	360
37				0.00		20120705	810000.00	0.042500	360	360
38				0.00		20120720	944300.00	0.038750	360	360
39				0.00		20120810	543000.00	0.042500	360	360
40				0.00		20120720	611200.00	0.040000	360	360
41				0.00		20120814	532000.00	0.041250	360	360
42				0.00		20120827	656250.00	0.041250	360	360
43				0.00		20120822	600000.00	0.042500	360	360
44				0.00		20120723	1541250.00	0.043750	360	360
45				0.00		20120810	640000.00	0.042500	360	360
46				0.00		20120730	536000.00	0.043750	360	360
47				0.00		20120807	489000.00	0.040000	360	360
48				0.00		20120815	710000.00	0.041250	360	360
49				0.00		20120823	937500.00	0.043750	360	360
50				0.00		20120813	915000.00	0.040000	360	360
51				0.00		20120726	975000.00	0.040000	360	360
52				0.00		20120718	495300.00	0.040000	360	360
53				0.00		20120828	885000.00	0.038750	360	360
54				0.00		20120719	760000.00	0.042500	360	360
55				0.00		20120829	719000.00	0.043750	360	360
56				0.00		20120809	850000.00	0.043750	360	360
57				0.00		20120717	800000.00	0.042500	360	360
58				0.00		20120723	700000.00	0.045000	360	360
59				0.00		20120816	600000.00	0.040000	360	360
60				0.00		20120703	675000.00	0.038750	360	360
61				0.00		20120807	828000.00	0.040000	360	360
62				0.00		20120813	872000.00	0.040000	360	360
63				0.00		20120815	999000.00	0.040000	360	360
64				0.00		20120814	459400.00	0.042500	360	360
65				0.00		20120806	1000000.00	0.042500	360	360
66				0.00		20120827	565850.00	0.042500	360	360
67				0.00		20120816	598750.00	0.040000	360	360
68				0.00		20120810	656250.00	0.045000	360	360
69				0.00		20120829	990000.00	0.038750	360	360
70				0.00		20120823	688000.00	0.041250	360	360
71				0.00		20120711	984000.00	0.042500	360	360

	31	32	33	34	35	36	37	38	39	40
	First Payment Date of Loan	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status
1	20121001	1	0	0		543649.96	0.042500	2678.12	20120901	0
2	20120901	1	0	0		617000.00	0.043750	3080.59	20120901	0
3	20120901	1	0	0		1547766.73	0.040000	7399.94	20120901	0
4	20121001	1	0	0		1063450.00	0.043750	5309.65	20120901	0
5	20121001	1	0	0		564000.00	0.045000	2857.71	20120901	0
6	20121001	1	0	0		549000.00	0.043750	2741.08	20120901	0
7	20121001	1	0	0		798896.58	0.045000	4053.23	20120901	0
8	20120901	1	0	0		774355.52	0.043750	3871.46	20120901	0
9	20120901	1	0	0		988636.05	0.042500	4870.20	20120901	0
10	20121001	1	0	0		625000.00	0.041250	3029.06	20120901	0
11	20121001	1	0	0		1065000.00	0.040000	5084.47	20120901	0
12	20121001	1	0	0		607500.00	0.042500	2988.53	20120901	0
13	20121001	1	0	0		959845.68	0.041250	4658.45	20120901	0
14	20120901	1	0	0		648255.64	0.042500	3193.43	20120901	0
15	20121001	1	0	0		857000.00	0.043750	4278.87	20120901	0
16	20121101	1	0	0		1500000.00	0.038750	7053.56	20120901	0
17	20121001	1	0	0		789860.32	0.040000	3776.35	20120901	0
18	20121001	1	0	0		592000.00	0.045000	2999.58	20120901	0
19	20120501	1	0	0		1398950.14	0.045000	7126.02	20120901	0
20	20121001	1	0	0		756000.00	0.041250	3663.95	20120901	0
21	20120901	1	0	0		484285.50	0.038750	2280.65	20120901	0
22	20120901	1	0	0		918674.45	0.040000	4392.22	20120901	0
23	20121001	1	0	0		559137.78	0.036250	2553.89	20120901	0
24	20121001	1	0	0		699035.59	0.042500	3443.58	20120901	0
25	20120901	1	0	0		779792.54	0.041250	3789.96	20120901	0
26	20120901	1	0	0		509297.36	0.042500	2508.89	20120901	0
27	20120901	1	0	0		927748.62	0.043750	4638.36	20120901	0
28	20120901	1	0	0		618147.18	0.042500	3045.11	20120901	0
29	20121001	1	0	0		1093774.68	0.043750	5468.42	20120901	0
30	20120901	1	0	0		593000.00	0.041250	2873.97	20120901	0
31	20120901	1	0	0		599154.60	0.041250	2907.90	20120901	0
32	20121001	1	0	0		1138000.00	0.043750	5681.87	20120901	0
33	20121001	1	0	0		522263.09	0.041250	2534.72	20120901	0
34	20121001	1	0	0		614000.00	0.042500	3020.51	20120901	0
35	20120901	1	0	0		702000.00	0.043750	3504.98	20120901	0
36	20120801	1	0	0		644082.51	0.041250	3133.99	20120901	0
37	20120901	1	0	0		808884.04	0.042500	3984.71	20120901	0
38	20120901	1	0	0		942908.85	0.038750	4440.45	20120901	0
39	20121001	1	0	0		542251.90	0.042500	2671.23	20120901	0
40	20120901	1	0	0		610319.37	0.040000	2917.96	20120901	0
41	20121001	1	0	0		532000.00	0.041250	2578.34	20120901	0
42	20121001	1	0	0		655325.35	0.041250	3180.51	20120901	0
43	20121001	1	0	0		599173.36	0.042500	2951.64	20120901	0
44	20120901	1	0	0		1539173.91	0.043750	7695.23	20120901	0
45	20121001	1	0	0		640000.00	0.042500	3148.42	20120901	0
46	20120901	1	0	0		535278.00	0.043750	2676.17	20120901	0
47	20121001	1	0	0		489000.00	0.040000	2334.56	20120901	0
48	20121001	1	0	0		710000.00	0.041250	3441.01	20120901	0
49	20121001	1	0	0		936237.17	0.043750	4680.80	20120901	0
50	20121001	1	0	0		915000.00	0.040000	4368.35	20120901	0
51	20120901	1	0	0		973595.20	0.040000	4654.80	20120901	0
52	20120901	1	0	0		493870.34	0.040000	2364.64	20120901	0
53	20121001	1	0	0		883696.21	0.038750	4161.60	20120901	0
54	20120901	1	0	0		758952.93	0.042500	3738.74	20120901	0
55	20121001	1	0	0		718031.49	0.043750	3589.86	20120901	0
56	20121001	1	0	0		850000.00	0.043750	4243.92	20120901	0
57	20120901	1	0	0		798833.33	0.042500	3935.52	20120901	0
58	20120901	1	0	0		699078.20	0.045000	3546.80	20120901	0
59	20121001	1	0	0		599135.51	0.040000	2864.49	20120901	0
60	20120901	1	0	0		674005.59	0.038750	3174.10	20120901	0
61	20121001	1	0	0		828000.00	0.040000	3953.00	20120901	0
62	20121001	1	0	0		872000.00	0.040000	4163.06	20120901	0
63	20121001	1	0	0		999000.00	0.040000	4769.38	20120901	0
64	20121001	1	0	0		459400.00	0.042500	2259.97	20120901	0
65	20121001	1	0	0		1000000.00	0.042500	4919.40	20120901	0
66	20121001	1	0	0		565070.41	0.042500	2783.64	20120901	0
67	20121001	1	0	0		598750.00	0.040000	2858.52	20120901	0
68	20121001	1	0	0		656250.00	0.045000	3325.12	20120901	0
69	20121001	1	0	0		990000.00	0.038750	4655.35	20120901	0
70	20121001	1	0	0		687030.61	0.041250	3334.39	20120901	0
71	20120901	1	0	0		984000.00	0.042500	4840.69	20120901	0

	41	42	43	44	45	46	47	48	49	50
	Index Type	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)
1	0
2	0
3	0
4	0
5	0
6	0
7	0
8	0
9	0
10	0
11	0
12	0
13	0
14	0
15	0
16	0
17	0
18	0
19	0
20	0
21	0
22	0
23	0
24	0
25	0
26	0
27	0
28	0
29	0
30	0
31	0
32	0
33	0
34	0
35	0
36	0
37	0
38	0
39	0
40	0
41	0
42	0
43	0
44	0
45	0
46	0
47	0
48	0
49	0
50	0
51	0
52	0
53	0
54	0
55	0
56	0
57	0
58	0
59	0
60	0
61	0
62	0
63	0
64	0
65	0
66	0
67	0
68	0
69	0
70	0
71	0

	51	52	53	54	55	56	57	58	59	60
	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71

	61	62	63	64	65	66	67	68	69	70
	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term
1									0
2									0
3									0
4									0
5									0
6									0
7									0
8									0
9									0
10									0
11									0
12									0
13									0
14									0
15									0
16									0
17									0
18									0
19									0
20									0
21									0
22									0
23									0
24									0
25									0
26									0
27									0
28									0
29									0
30									0
31									0
32									0
33									0
34									0
35									0
36									0
37									0
38									0
39									0
40									0
41									0
42									0
43									0
44									0
45									0
46									0
47									0
48									0
49									0
50									0
51									0
52									0
53									0
54									0
55									0
56									0
57									0
58									0
59									0
60									0
61									0
62									0
63									0
64									0
65									0
66									0
67									0
68									0
69									0
70									0
71									0

	71	72	73	74	75	76	77	78	79	80
	Primary Borrower ID	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date
1		1		0		12		6	1
2		2		0		0	0	0	1
3		3		0		15	14	2	1
4		2		0		2.25	5.5	1	1
5		1		0		17		0	1
6		2		0		1.5		0	1
7		2		0		2		0	1
8		1		0		7.75		0	1
9		1		0		5		0	1
10		1		1		25		6	1
11		1		1		30	2	1	1
12		1		1		10	3	0	1
13		1		0		12	12	4	1
14		1		0		8		2	1
15		2		1		15		3	1
16		2		1		25		0	1
17		2		1		15	15	6	1
18		1		0		13		0.25	1
19		2		0		12		7	1	9/25/2012
20		2		0		10		0	1
21		1		0		16.5		0	1
22		1		0		14.5		0	1
23		1		0		6		0	1
24		3		1		5		0	1
25		1		1		17	17	7	1
26		2		0		4		0	1
27		1		0		10		1	1
28		1		1		14		3	1
29		3		0		3	2	0	1
30		1		1		7		3.75	1
31		1		0		5	5	0	1
32		1		0		24.25		10	1
33		1		0		13		6	1
34		1		0		21		0	1
35		4		0		12		7	1
36		1		0		16.75		2	1
37		3		0		13		0	1
38		1		0		15		6	1
39		1		0		14		1	1
40		1		0		2	3	0	1
41		2		0		16	6	0	1
42		1		1		4.5		0	1
43		1		0		5		5	1
44		1		0		5.75		1	1
45		2		0		13.5		0	1
46		2		0		2		2	1
47		1		0		0.5	3	3	1
48		1		1		19		1.25	1
49		4		1		5.5		4	1
50		1		0		2		2	1
51		1		0		4	10	9	1
52		1		1		10.5		5	1
53		1		0		8	5	0	1
54		1		0		16.75		0	1
55		1		1		10		7.75	1
56		2		1		6		0	1
57		1		0		3.5		0	1
58		1		0		0.5		0	1
59		1		0		32	8	0	1
60		2		0		3		0	1
61		1		0		0.5		0	1
62		2		0		15		0	1
63		1		0		0		0	1
64		1		0		0		17	1
65		4		0		13.25		0	1
66		1		0		25.5		4.5	1
67		1		0		32	0.75	4	1
68		3		1		27	20	0	1
69		2		1		3		1.5	1
70		1		0		11.5		6	1
71		1		1		17		1	1

	81	82	83	84	85	86	87	88	89	90
	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method
1							789
2							731
3							760
4							744
5							812
6							757
7							786
8							748
9							779
10							751
11							789
12							766
13							785
14							754
15							718
16							785
17							781
18							717
19							789	793
20							789
21							795
22							803
23							800
24							774
25							715
26							788
27							790
28							794
29							773
30							760
31							784
32							743
33							778
34							746
35							763
36							775
37							798
38							764
39							793
40							760
41							776
42							753
43							789
44							753
45							787
46							726
47							702
48							805
49							703
50							805
51							728
52							776
53							782
54							778
55							775
56							804
57							778
58							726
59							782
60							718
61							790
62							758
63							715
64							800
65							772
66							820
67							789
68							733
69							774
70							782
71							788	#N/A

	91	92	93	94	95	96	97	98	99	100
	VantageScore: Primary Borrower	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy
1									000000000000
2									000000000000
3									000000000000
4									000000000000
5									000000000000
6									000000000000
7									000000000000
8									000000000000
9									000000000000
10									000000000000
11									000000000000
12									000000000000
13									000000000000
14									000000000000
15									000000000000
16									000000000000
17									000000000000
18									000000000000
19									000000000000
20									000000000000
21									000000000000
22									000000000000
23									000000000000
24									000000000000
25									000000000000
26									000000000000
27									000000000000
28									000000000000
29									000000000000
30									000000000000
31									000000000000
32									000000000000
33									000000000000
34									000000000000
35									000000000000
36									000000000000
37									000000000000
38									000000000000
39									000000000000
40									000000000000
41									000000000000
42									000000000000
43									000000000000
44									000000000000
45									000000000000
46									000000000000
47									000000000000
48									000000000000
49									000000000000
50									000000000000
51									000000000000
52									000000000000
53									000000000000
54									000000000000
55									000000000000
56									000000000000
57									000000000000
58									000000000000
59									000000000000
60									000000000000
61									000000000000
62									000000000000
63									000000000000
64									000000000000
65									000000000000
66									000000000000
67									000000000000
68									000000000000
69									000000000000
70									000000000000
71									000000000000

	101	102	103	104	105	106	107	108	109	110
	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification
1		13547.75		0.00		13547.75	13547.75	1	5
2		20370.33	19351.83	0.00	0.00	39722.16	39722.16	1	5
3		11752.00	9189.81	9087.33	0.00	20941.81	30029.14	1	5
4		0.00	5417.00	14417.00	9903.00	5417.00	29737.00	1	5
5		16816.00		0.00		16816.00	16816.00	1	5
6		14578.86		5750.61		14578.86	20329.47	1	5
7		19166.66	0.00	2114.58	0.00	19166.66	21281.24	1	5
8		16070.90		19479.17		16070.90	35550.07	1	5
9		15910.00	0.00	0.00	0.00	15910.00	15910.00	1	5
10		9941.00	0.00	310.00	0.00	9941.00	10251.00	1	4
11		9549.83	1946.70	7416.75	0.00	11496.53	18913.28	1	4
12		9972.79	864.00	0.00	0.00	10836.79	10836.79	1	4
13		15000.00	3339.24	0.00	0.00	18339.24	18339.24	1	5
14		9177.30	0.00	12852.00	0.00	9177.30	22029.30	1	5
15		14968.00	0.00	0.00	0.00	14968.00	14968.00	1	4
16		85070.72		0.00		85070.72	85070.72	1	4
17		19639.82	3166.66	0.00	0.00	22806.48	22806.48	1	4
18		7240.19		35305.52		7240.19	42545.71	1	5
19		41666.68	0.00	-6811.00	0.00	41666.68	34855.68	1	5
20		22916.00	0.00	0.00	0.00	22916.00	22916.00	1	5
21		12053.42	0.00	0.00	0.00	12053.42	12053.42	1	5
22		17416.67	0.00	0.00	0.00	17416.67	17416.67	1	5
23		19733.00		0.00		19733.00	19733.00	1	5
24		8310.25	349.60	0.00	0.00	8659.85	8659.85	1	4
25		18725.00	17848.42	0.00	0.00	36573.42	36573.42	1	4
26		9854.79		483.58		9854.79	10338.37	1	5
27		20019.00	0.00	0.00	0.00	20019.00	20019.00	1	5
28		21725.31		0.00		21725.31	21725.31	1	4
29		11870.44	4801.00	231.00	357.74	16671.44	17260.18	1	5
30		24400.00		0.00		24400.00	24400.00	1	4
31		14852.59	12500.00	0.00	0.00	27352.59	27352.59	1	5
32		112500.00	0.00	0.00	0.00	112500.00	112500.00	1	5
33		16336.00		0.00		16336.00	16336.00	1	5
34		22941.67	0.00	0.00	0.00	22941.67	22941.67	1	5
35		39411.30	0.00	0.00	0.00	39411.30	39411.30	1	5
36		21516.80	0.00	0.00	0.00	21516.80	21516.80	1	5
37		17839.29		0.00		17839.29	17839.29	1	5
38		1961.30	0.00	30808.09	0.00	1961.30	32769.39	1	5
39		18750.00	0.00	0.00	0.00	18750.00	18750.00	1	5
40		6844.92	6407.81	0.00	0.00	13252.73	13252.73	1	5
41		19517.08	4895.00	0.00	0.00	24412.08	24412.08	1	5
42		25000.00		0.00		25000.00	25000.00	1	4
43		15666.66	0.00	0.00	0.00	15666.66	15666.66	1	5
44		24157.66		14701.13		24157.66	38858.79	1	5
45		50910.41	0.00	0.00	0.00	50910.41	50910.41	1	5
46		16083.34	0.00	0.00	0.00	16083.34	16083.34	1	5
47		4000.00	4705.00	0.00	0.00	8705.00	8705.00	1	5
48		15416.66		0.00		15416.66	15416.66	1	4
49		43666.00	0.00	0.00	0.00	43666.00	43666.00	1	4
50		41256.96		0.00		41256.96	41256.96	1	5
51		9583.00	9580.00	0.00	0.00	19163.00	19163.00	1	5
52		29726.43		0.00		29726.43	29726.43	1	4
53		4648.00	9126.00	0.00	937.50	13774.00	14711.50	1	5
54		17873.00		0.00		17873.00	17873.00	1	5
55		29197.93	0.00	0.00	0.00	29197.93	29197.93	1	4
56		59852.25		0.00		59852.25	59852.25	1	4
57		16666.67	0.00	32894.52	0.00	16666.67	49561.19	1	5
58		16666.00		0.00		16666.00	16666.00	1	5
59		0.00	12190.00	11432.54	0.00	12190.00	23622.54	1	5
60		17004.38	0.00	0.00	0.00	17004.38	17004.38	1	5
61		20833.34	0.00	0.00	0.00	20833.34	20833.34	1	5
62		17500.00	0.00	6383.27	0.00	17500.00	23883.27	1	5
63		22083.33		0.00		22083.33	22083.33	1	5
64		2054.00	941.00	6553.00	0.00	2995.00	9548.00	1	5
65		50310.00		19472.50		50310.00	69782.50	1	5
66		17094.18		0.00		17094.18	17094.18	1	5
67		11362.00	8667.00	0.00	0.00	20029.00	20029.00	1	5
68		9373.51	18050.96	0.00	0.00	27424.47	27424.47	1	4
69		55276.77		0.00		55276.77	55276.77	1	4
70		19260.32		0.00		19260.32	19260.32	1	5
71		64710.05		0.00		64710.05	64710.05	1	4

	111	112	113	114	115	116	117	118	119	120
	Borrower Employment Verification	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds
1	3		4		163634.53	5511.04	0.4068
2	3		4		287298.00	9081.92	0.2286			100
3	3		4		2468648.19	16375.28	0.5453
4	3		4		257662.95	9859.06	0.3315
5	3		4		421521.06	3496.01	0.2079			100
6	3		4		62312.64	6600.21	0.3247			100
7	3		4		156688.82	8908.69	0.4186			91.0765
8	3		4		172510.86	9619.10	0.2706
9	3		4		48625.11	5864.08	0.3686			100
10	3		4		44408.16	4355.73	0.4249
11	3		4		2047789.50	6843.32	0.3618
12	3		4		98044.81	4818.15	0.4446
13	3		4		157295.61	6112.36	0.3333
14	3		4		101886.48	5152.26	0.2339
15	3		4		156372.28	5063.15	0.3383
16	3		4		2618900.07	16119.63	0.1895			100
17	3		4		223330.50	9576.19	0.4199
18	3		4		41265.59	7008.26	0.1647
19	3		4		2519051.70	14092.29	0.4043
20	3		4		43426.26	8514.60	0.3716			100
21	3		4		36361.68	5085.48	0.4219			100
22	3		4		172421.28	7364.99	0.4229			100
23	3		4		49148.01	5858.33	0.2969			100
24	3		4		356281.90	3387.70	0.3912			100
25	3		4		199276.42	12226.71	0.3343
26	3		4		50434.30	3874.63	0.3748			47.2942
27	3		4		137826.50	8581.95	0.4287
28	3		4		119457.22	6999.59	0.3222
29	3		4		364790.71	8228.79	0.4768			100
30	3		4		142502.80	5956.87	0.2441
31	3		4		916794.26	4652.18	0.1701			100
32	3		4		559693.03	15520.16	0.1380
33	3		4		164963.54	4922.97	0.3014
34	3		4		695693.21	5672.86	0.2473			100
35	3		4		60457.80	11582.43	0.2939
36	3		4		55288.37	6675.85	0.3103
37	3		4		167743.93	7671.45	0.4300			100
38	3		4		158021.37	6623.28	0.2021
39	3		4		161556.73	4520.64	0.2411
40	3		4		31966.06	5051.30	0.3812			51.139
41	3		4		54149.78	7271.48	0.2979			100
42	3		4		145725.02	7173.00	0.2869			100
43	3		4		66274.48	4754.31	0.3035
44	3		4		228379.63	11601.21	0.2985
45	3		4		149777.28	11969.19	0.2351			100
46	3		4		32252.00	5124.96	0.3187
47	3		4		28842.27	3837.90	0.4409
48	3		4		157915.67	6451.96	0.4185
49	3		4		286788.47	9803.24	0.2245
50	3		4		101112.60	6287.64	0.1524
51	3		4		58502.92	7248.71	0.3783
52	3		4		26038.89	4234.26	0.1424
53	3		4		250018.76	6299.99	0.4282			100
54	3		4		276139.22	7329.90	0.4101			100
55	3		4		145644.84	6081.26	0.2083
56	3		4		663041.14	8108.36	0.1355			100
57	3		4		165629.29	7114.46	0.1435			100
58	3		4		215108.64	7056.87	0.4234			100
59	3		4		568474.56	4841.35	0.2049			100
60	3		4		53265.95	7422.21	0.4365			100
61	3		4		135307.26	6218.06	0.2985			100
62	3		4		282798.18	10658.55	0.4463			100
63	3		4		888742.18	9727.88	0.4405			100
64	3		4		1295564.20	3535.19	0.3703
65	3		4		1282930.65	23350.27	0.3346			100
66	3		4		142507.74	4584.57	0.2682
67	3		4		206549.26	4852.11	0.2423
68	3		4		196672.60	11606.12	0.4232
69	3		4		275200.69	9807.15	0.1774
70	3		4		213066.79	5618.91	0.2917
71	3		4		555470.24	6264.13	0.0968

	121	122	123	124	125	126	127	128	129	130
	City	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name
1	AUSTIN	TX	78704	1	1		694000.00	3	20120728
2	DALLAS	TX	75254	1	1	935000.00	960000.00	3	20120507
3	SCOTTSDALE	AZ	85262	7	1		2400000.00	3	20120327
4	PARADISE VALLEY	AZ	85253	1	1		1425000.00	3	20120719
5	GILBERT	AZ	85234	7	1	705000.00	705000.00	3	20120709
6	APEX	NC	27502	7	1	732000.00	732000.00	3	20120616
7	RYE	NY	10580	1	1	999999.00	1050000.00	3	20120524
8	WATER MILL	NY	11976	1	2		1350000.00	3	20120620
9	FALLS CHURCH	VA	22043	1	1	1320000.00	1410000.00	3	20120706
10	LEWES	DE	19958	1	1		1600000.00	3	20120507
11	REHOBOTH BEACH	DE	19971	7	1		2000000.00	3	20120626
12	PIKE ROAD	AL	36064	7	1		850000.00	3	20120614
13	RICHMOND	VA	23221	7	1		1201500.00	3	20120727
14	LOS ANGELES	CA	90045	1	1		825000.00	3	20120521
15	SANTA ANA	CA	92705	1	1		1250000.00	3	20120703
16	SANTA ROSA BEACH	FL	32459	7	2	2628000.00	2800000.00	3	20120725
17	PINEHURST	NC	28374	7	1		1295000.00	3	20120504
18	CLEVELAND	MO	64734	1	1		850000.00	3	20120529
19	MENLO PARK	CA	94025	1	1		2400000.00	3	20120228
20	JOHNS CREEK	GA	30022	7	1	945000.00	958000.00	3	20120622
21	PROSPER	TX	75078	7	1	715000.00	721000.00	3	20120627
22	WESTLAKE	TX	76262	7	1	1150000.00	1200000.00	3	20120713
23	CINCINNATI	OH	45208	1	1	880000.00	880000.00	3	20120805
24	HOUSTON	TX	77098	7	1	1299900.00	1275000.00	3	20120720
25	HIGHLAND PARK	TX	75205	1	1		1500000.00	3	20120628
26	KINGSVILLE	MD	21087	7	1	650000.00	650000.00	3	20120605
27	DALLAS	TX	75230	1	1		1165000.00	3	20120521
28	DALLAS	TX	75225	1	1		1145000.00	3	20120612
29	ELLICOTT CITY	MD	21042	7	1	1460349.00	1470000.00	3	20120723
30	BELLAIRE	TX	77401	1	1		980000.00	3	20120512
31	HIGHLAND PARK	TX	75205	1	1	1207651.00	1275000.00	3	20120420
32	DALLAS	TX	75225	1	1		1650000.00	3	20120702
33	ARGYLE	TX	76226	1	1		725000.00	3	20120731
34	DALLAS	TX	75209	1	1	818681.00	865000.00	3	20120730
35	SAN ANTONIO	TX	78258	7	1		1550000.00	3	20120625
36	DALLAS	TX	75230	1	1		1102000.00	3	20120605
37	SCOTTSDALE	AZ	85260	7	1	1015000.00	1015000.00	3	20120522
38	RENO	NV	89511	7	1		1500000.00	3	20120618
39	CARROLLTON	TX	75010	7	1		680000.00	98	20120716
40	UNIVERSITY PARK	TX	75225	1	1	768000.00	764000.00	3	20120620
41	COLLEYVILLE	TX	76034	7	1	665000.00	672000.00	3	20120721
42	DALLAS	TX	75252	7	1	875000.00	900000.00	3	20120813
43	WEST HARTFORD	CT	06107	1	1		750000.00	3	20120726
44	NEW CANAAN	CT	06840	1	1		2055000.00	3	20120607
45	ABILENE	TX	79602	1	1	800000.00	945000.00	3	20120725
46	NEWCASTLE	WA	98056	1	1		670000.00	3	20120711
47	ODESSA	TX	79765	7	1		1400000.00	3	20120702
48	VIRGINIA BEACH	VA	23451	1	1		975000.00	3	20120703
49	FRANKLIN	TN	37069	7	1		1250000.00	3	20120425
50	ATLANTA	GA	30342	7	1		1350000.00	3	20120712
51	WINCHESTER	MA	01890	1	1		1550000.00	3	20120611
52	DALLAS	TX	75214	1	1		775000.00	3	20120523
53	SAN JUAN CAPISTRANO	CA	92675	7	1	1189000.00	1189000.00	3	20120731
54	CHATSWORTH	CA	91311	1	1	950000.00	950000.00	3	20120526
55	SCOTTSDALE	AZ	85255	7	1		1015000.00	3	20120712
56	DALLAS	TX	75225	1	1	1150000.00	1530000.00	3	20120705
57	SUMMIT	NJ	07901	1	1	1250000.00	1250000.00	3	20120514
58	CHARLOTTE	NC	28207	1	1	875000.00	886000.00	3	20120611
59	ALBUQUERQUE	NM	87111	7	1	810000.00	820000.00	3	20120726
60	SAN DIEGO	CA	92130	1	1	1175000.00	1175000.00	3	20120529
61	AUSTIN	TX	78746	7	1	1035000.00	1050000.00	3	20120713
62	AUSTIN	TX	78705	1	1	1090000.00	1125000.00	3	20120720
63	HOUSTON	TX	77024	7	1	1690000.00	1710000.00	3	20120717
64	SPOKANE	WA	99223	7	1		630000.00	3	20120626
65	AUSTIN	TX	78734	7	1	1750000.00	1760000.00	3	20120723
66	FULSHEAR	TX	77441	7	1		766000.00	3	20120809
67	HIGHLAND PARK	TX	75209	1	1		992000.00	3	20120730
68	BERLIN	MD	21811	1	2		875000.00	3	20120430
69	ARNOLD	MD	21012	7	1		1550000.00	3	20120703
70	NEW ALBANY	OH	43054	7	1		860000.00	3	20120504
71	ATLANTA	GA	30305	1	1		1650000.00	3	20120612

	131	132	133	134	135	136	137	138	139	140
	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name
1							0.7844	0.7844	0	0
2							0.6598	0.6598	0	0
3							0.6458	0.6458	0	0
4							0.7462	0.7462	0	0
5							0.8000	0.8000	0	0
6							0.7500	0.7500	0	0
7							0.7999	0.7999	0	0
8							0.5743	0.5743	0	0
9							0.7500	0.7500	0	0
10							0.3906	0.3906	0	0
11							0.5325	0.5325	0	0
12							0.7147	0.7147	0	0
13							0.8000	0.8000	0	0
14							0.7868	0.7868	0	0
15							0.6856	0.6856	0	0
16							0.5707	0.5707	0	0
17							0.6872	0.6108	0	0
18							0.6964	0.6964	0	0
19							0.5860	0.5860	0	0
20							0.8000	0.8000	0	0
21							0.6783	0.6783	0	0
22							0.8000	0.8000	0	0
23							0.6363	0.6363	0	0
24							0.5490	0.5490	0	0
25							0.5880	0.5213	0	0
26							0.7846	0.7846	0	0
27							0.7974	0.7974	0	0
28							0.5406	0.5406	0	0
29							0.7499	0.7499	0	0
30							0.6051	0.6051	0	0
31							0.4968	0.4968	0	0
32							0.6896	0.6896	0	0
33							0.7213	0.7213	0	0
34							0.7499	0.7499	0	0
35							0.4529	0.4529	0	0
36							0.5867	0.5867	0	0
37							0.7980	0.7980	0	0
38							0.6295	0.6295	0	0
39							0.7985	0.7985	0	0
40							0.8000	0.8000	0	0
41							0.8000	0.8000	0	0
42							0.7500	0.7500	0	0
43							0.8000	0.8000	0	0
44							0.7500	0.7500	0	0
45							0.8000	0.8000	0	0
46							0.8000	0.8000	0	0
47							0.3492	0.3492	0	0
48							0.7282	0.7282	0	0
49							0.7500	0.7500	0	0
50							0.6777	0.6777	0	0
51							0.6290	0.6290	0	0
52							0.6390	0.6390	0	0
53							0.7443	0.7443	0	0
54							0.8000	0.8000	0	0
55							0.7083	0.7083	0	0
56							0.7391	0.7391	0	0
57							0.6400	0.6400	0	0
58							0.8000	0.8000	0	0
59							0.7407	0.7407	0	0
60							0.5744	0.5744	0	0
61							0.8000	0.8000	0	0
62							0.8000	0.8000	0	0
63							0.5911	0.5911	0	0
64							0.7292	0.7292	0	0
65							0.5714	0.5714	0	0
66							0.7387	0.7387	0	0
67							0.6035	0.6035	0	0
68							0.7500	0.7500	0	0
69							0.6387	0.6387	0	0
70							0.8000	0.8000	0	0
71							0.5964	0.5964	0	0

	141	142	143	144	145	146	147	148	149	150
	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount
1	0
2	0
3	0
4	0
5	0
6	0
7	0
8	0
9	0
10	0
11	0
12	0
13	0
14	0
15	0
16	0
17	0
18	0
19	0
20	0
21	0
22	0
23	0
24	0
25	0
26	0
27	0
28	0
29	0
30	0
31	0
32	0
33	0
34	0
35	0
36	0
37	0
38	0
39	0
40	0
41	0
42	0
43	0
44	0
45	0
46	0
47	0
48	0
49	0
50	0
51	0
52	0
53	0
54	0
55	0
56	0
57	0
58	0
59	0
60	0
61	0
62	0
63	0
64	0
65	0
66	0
67	0
68	0
69	0
70	0
71	0

	151	152	153	154	155	156	157	158	159	160
	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71

	161	162	163	164	165	166	167
	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)
1	12		0.00	20420901	13547.75	0.00	0.00
2	21	16	0.00	20420801	20370.33	0.00	0.00
3	15	14	0.00	20420801	11752.00	0.00	0.00
4	9	9	0.00	20420901	0.00	0.00	14417.00
5	18		0.00	20420901	16816.00	0.00	0.00
6	10		0.00	20420901	14578.86	5750.61	0.00
7	2		0.00	20420901	19166.66	2114.58	0.00
8	15		0.00	20420801	16070.90	19479.17	0.00
9	15		0.00	20420801	15910.00	0.00	0.00
10	25		0.00	20420901	9941.00	0.00	0.00
11	30	2	0.00	20420901	9549.83	0.00	0.00
12	10	6	0.00	20420901	9972.79	0.00	0.00
13	12	12	0.00	20420901	15000.00	0.00	0.00
14	8		0.00	20420801	9177.30	0.00	12852.00
15	15		0.00	20420901	14968.00	0.00	0.00
16	25		0.00	20421001	85070.72	0.00	0.00
17	15	15	55027.00	20420901	19639.82	0.00	0.00
18	13		0.00	20420901	7240.19	0.00	35305.52
19	20		0.00	20420401	41666.68	0.00	0.00
20	21		0.00	20420901	22916.00	0.00	0.00
21	16.5		0.00	20420801	12053.42	0.00	0.00
22	21		0.00	20420801	17416.67	0.00	0.00
23	15		0.00	20420901	19733.00	0.00	0.00
24	40		0.00	20420901	8310.25	0.00	0.00
25	17	17	97016.00	20420801	18725.00	0.00	0.00
26	4		0.00	20420801	9854.79	0.00	0.00
27	10		0.00	20420801	20019.00	0.00	0.00
28	14		0.00	20420801	21725.31	0.00	0.00
29	40	2	0.00	20420901	11870.44	0.00	0.00
30	19		0.00	20420801	24400.00	0.00	0.00
31	15	16	0.00	20420801	14852.59	0.00	0.00
32	25		0.00	20420901	112500.00	0.00	0.00
33	15		0.00	20420901	16336.00	0.00	0.00
34	26		0.00	20420901	22941.67	0.00	0.00
35	12		0.00	20420801	39411.30	0.00	0.00
36	17		0.00	20420701	21516.80	0.00	0.00
37	22		0.00	20420801	17839.29	0.00	0.00
38	15		0.00	20420801	1961.30	0.00	30808.09
39	18		0.00	20420901	18750.00	0.00	0.00
40	13	13	0.00	20420801	6844.92	0.00	0.00
41	18	10	0.00	20420901	19517.08	0.00	0.00
42	10		0.00	20420901	25000.00	0.00	0.00
43	5		0.00	20420901	15666.66	0.00	0.00
44	6		0.00	20420801	24157.66	14701.13	0.00
45	13.5		0.00	20420901	50910.41	0.00	0.00
46	5		0.00	20420801	16083.34	0.00	0.00
47	10	20	0.00	20420901	4000.00	0.00	0.00
48	19		0.00	20420901	15416.66	0.00	0.00
49	9		0.00	20420901	43666.00	0.00	0.00
50	2		0.00	20420901	41256.96	0.00	0.00
51	10	10	0.00	20420801	9583.00	0.00	0.00
52	10.5		0.00	20420801	29726.43	0.00	0.00
53	15	17	0.00	20420901	4648.00	0.00	0.00
54	17		0.00	20420801	17873.00	0.00	0.00
55	12		0.00	20420901	29197.93	0.00	0.00
56	40		0.00	20420901	59852.25	0.00	0.00
57	17		0.00	20420801	16666.67	32894.52	0.00
58	25		0.00	20420801	16666.00	0.00	0.00
59	32	30	0.00	20420901	0.00	0.00	11432.54
60	11		0.00	20420801	17004.38	0.00	0.00
61	17		0.00	20420901	20833.34	0.00	0.00
62	15		0.00	20420901	17500.00	2083.35	0.00
63	20		0.00	20420901	22083.33	0.00	0.00
64	0		0.00	20420901	2054.00	0.00	0.00
65	13.25		0.00	20420901	50310.00	19472.50	0.00
66	25.5		0.00	20420901	17094.18	0.00	0.00
67	32	24	0.00	20420901	11362.00	0.00	0.00
68	27	20	0.00	20420901	9373.51	0.00	0.00
69	15		0.00	20420901	55276.77	0.00	0.00
70	12		0.00	20420901	19260.32	0.00	0.00
71	17		0.00	20420801	64710.05	0.00	0.00

	168	169	170	171	172	173
	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0.00	0.00	0.00	Full	Two Years	Two Months
2	19351.83	0.00	0.00	Full	Two Years	Two Months
3	9189.81	0.00	0.00	Full	Two Years	Two Months
4	5417.00	0.00	9903.00	Full	Two Years	Two Months
5	0.00	0.00	0.00	Full	Two Years	Two Months
6	0.00	0.00	0.00	Full	Two Years	Two Months
7	0.00	0.00	0.00	Full	Two Years	Two Months
8	0.00	0.00	0.00	Full	Two Years	Two Months
9	0.00	0.00	0.00	Full	Two Years	Two Months
10	0.00	0.00	0.00	Full	Two Years	Two Months
11	1946.70	0.00	0.00	Full	Two Years	Two Months
12	864.00	0.00	0.00	Full	Two Years	Two Months
13	3339.24	0.00	0.00	Full	Two Years	Two Months
14	0.00	0.00	0.00	Full	Two Years	Two Months
15	0.00	0.00	0.00	Full	Two Years	Two Months
16	0.00	0.00	0.00	Full	Two Years	Two Months
17	3166.66	0.00	0.00	Full	Two Years	Two Months
18	0.00	0.00	0.00	Full	Two Years	Two Months
19	0.00	0.00	0.00	Full	Two Years	Two Months
20	0.00	0.00	0.00	Full	Two Years	Two Months
21	0.00	0.00	0.00	Full	Two Years	Two Months
22	0.00	0.00	0.00	Full	Two Years	Two Months
23	0.00	0.00	0.00	Full	Two Years	Two Months
24	349.60	0.00	0.00	Full	Two Years	Two Months
25	17848.42	0.00	0.00	Full	Two Years	Two Months
26				Full	Two Years	Two Months
27	0.00	0.00	0.00	Full	Two Years	Two Months
28	0.00	0.00	0.00	Full	Two Years	Two Months
29	4801.00	0.00	0.00	Full	Two Years	Two Months
30				Full	Two Years	Two Months
31	12500.00	0.00	0.00	Full	Two Years	Two Months
32	0.00	0.00	0.00	Full	Two Years	Two Months
33	0.00	0.00	0.00	Full	Two Years	Two Months
34	0.00	0.00	0.00	Full	Two Years	Two Months
35	0.00	0.00	0.00	Full	Two Years	Two Months
36	0.00	0.00	0.00	Full	Two Years	Two Months
37				Full	Two Years	Two Months
38	0.00	0.00	0.00	Full	Two Years	Two Months
39	0.00	0.00	0.00	Full	Two Years	Two Months
40	6407.81	0.00	0.00	Full	Two Years	Two Months
41	4895.00	0.00	0.00	Full	Two Years	Two Months
42	0.00	0.00	0.00	Full	Two Years	Two Months
43	0.00	0.00	0.00	Full	Two Years	Two Months
44	0.00	0.00	0.00	Full	Two Years	Two Months
45	0.00	0.00	0.00	Full	Two Years	Two Months
46	0.00	0.00	0.00	Full	Two Years	Two Months
47	4705.00	0.00	0.00	Full	Two Years	Two Months
48	0.00	0.00	0.00	Full	Two Years	Two Months
49	0.00	0.00	0.00	Full	Two Years	Two Months
50	0.00	0.00	0.00	Full	Two Years	Two Months
51	9580.00	0.00	0.00	Full	Two Years	Two Months
52				Full	Two Years	Two Months
53	9126.00	937.50	0.00	Full	Two Years	Two Months
54				Full	Two Years	Two Months
55	0.00	0.00	0.00	Full	Two Years	Two Months
56	0.00	0.00	0.00	Full	Two Years	Two Months
57	0.00	0.00	0.00	Full	Two Years	Two Months
58				Full	Two Years	Two Months
59	12190.00	0.00	0.00	Full	Two Years	Two Months
60	0.00	0.00	0.00	Full	Two Years	Two Months
61	0.00	0.00	0.00	Full	Two Years	Two Months
62	0.00	0.00	0.00	Full	Two Years	Two Months
63	0.00	0.00	0.00	Full	Two Years	Two Months
64	941.00	0.00	0.00	Full	Two Years	Two Months
65	0.00	0.00	0.00	Full	Two Years	Two Months
66	0.00	0.00	0.00	Full	Two Years	Two Months
67	8667.00	0.00	0.00	Full	Two Years	Two Months
68	18050.96	0.00	0.00	Full	Two Years	Two Months
69	0.00	0.00	0.00	Full	Two Years	Two Months
70	0.00	0.00	0.00	Full	Two Years	Two Months
71	0.00	0.00	0.00	Full	Two Years	Two Months

ASF RMBS DISCLOSURE PACKAGE

The American Securitization Forum is a broad-based professional forum through which participants in the U.S. securitization market advocate their common interests on important legal, regulatory and market practice issues. ASF members include over 380 firms, including issuers, investors, servicers, financial intermediaries, rating agencies, financial guarantors, legal and accounting firms, and other professional organizations involved in securitization transactions. The ASF also provides information, education and training on a range of securitization market issues and topics through industry conferences, seminars and similar initiatives. For more information about ASF, its members and activities, please go to www.americansecuritization.com.

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes
1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	“9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	“9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	Cash Out Amount: [New Loan] – [PIF Prior First Lien] – [Payoff of all Seasoned Seconds] – [Closing Costs] – [Prepays] For delayed purchases (refinances on homes purchased < 12 months prior to the mortgage application) with cash) Cash Out Amount = 0.	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0
13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1 AND the most senior lien is a hybrid ARM (see Field 20)	>= 0
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Scheduled Loan Amount	Mortgage loan scheduled principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Scheduled Interest Paid Through Date		Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified
52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0
66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of residential properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level

A code indicating the extent to which the borrower’s income has been verified:

Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)

Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)

*For self-employed borrowers: Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with

        o CPA name & phone number shown on the Preparer section of the tax return
        o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA (regardless of 4506 and tax transcripts)

			Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
108	Co-Borrower Income Verification

A code indicating the extent to which the co-borrower’s income has been verified:

Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)

Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)

*For self-employed borrowers: Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
o CPA name & phone number shown on the Preparer section of the tax return
o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA (regardless of 4506 and tax transcripts)

			Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income-- which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price. The value is then truncated to four decimal places.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price. The value is then truncated to four decimal places.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown
141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company > 0	UNK = Unknown
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
158	Cash To/From Brrw at Closing	Indicates the amount of cash the borrower(s) paid into or received at closing. [HUD-1 Bottom Line] + [Earnest money] + [Paid Outside Closing Items]		Numeric – Decimal	100000.01	9(10).99
159	Brrw - Yrs at in Industry	Number of years the primary borrower has been working in their current industry		Numeric – Decimal	9.9	9.999999
160	CoBrrw - Yrs at in Industry	Number of years the co-borrower has been working in their current industry		Numeric – Decimal	8	9.999999
161	Junior Mortgage Drawn Amount	Applicable if the subject loan is a first mortgage. At the time of origination for the subject loan, the sum of the outstanding balance(s) for any junior mortgages (HELOCs and closed-end).		Numeric – Decimal	100000.01	9(10).99
162	Maturity Date	Maturity date of mortgage		Date	20420501	YYYYMMDD
163	Primary Borrower Wage Income (Salary)	The primary borrower's salary wage income		Numeric – Decimal	10000.44	9(10).99
164	Primary Borrower Wage Income (Bonus)	The primary borrower's bonus wage income		Numeric – Decimal	10000.44	9(10).99
165	Primary Borrower Wage Income (Commission)	The primary borrower's commission wage income		Numeric – Decimal	10000.44	9(10).99
166	Co-Borrower Wage Income (Salary)	The coborrower's salary wage income		Numeric – Decimal	10000.44	9(10).99
167	Co-Borrower Wage Income (Bonus)	The coborrower's bonus wage income		Numeric – Decimal	10000.44	9(10).99
168	Co-Borrower Wage Income (Commission)	The coborrower's commission wage income		Numeric – Decimal	10000.44	9(10).99
169	Originator Doc Code	Documentation Code value as presented by the seller.		Text	Full	XXXX
170	RWT Income Verification	Internal Redwood Derived field. Due Diligence / Trade Desk derived value indicating the level of primary borrower asset verification		Text	2 Years	XXXX
171	RWT Asset Verification	Internal Redwood Derived field. Due Diligence / Trade Desk derived value indicating the level of primary borrower Income verification		Text	2 Months	XXXX
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year -- YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable

ATTACHMENT 2

PURCHASE AGREEMENT

See Exhibit 10.10 to Form 8-K filed by the Issuing Entity on October 30, 2012